                                                                Exhibit 10.38.10

                                 THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT

      This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July _______, 1998 is by among UFP TECHNOLOGIES, INC. ("UFP"), a Delaware corporation having its principal place of business at 172 East Main Street, Georgetown, Massachusetts 01833, MOULDED FIBRE TECHNOLOGY, INC. ("MFT"), A Maine corporation having its principal place of business at 301 U.S. Route One, Scarborough, Maine 04074 (UFP and MFT are collectively referred to herein as the "Borrowers" and individually as a "Borrower") and BANKBOSTON, N.A., a national bank with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "Bank").

      WHEREAS, the Borrowers and the bank are parties to that certain Credit Agreement dated as of June 30, 1995, as amended pursuant to a First Amendment dated May 31, 1996, and a Second Amendment dated September 30, 1997 (as herein amended, the "Credit Agreement"); and

      WHEREAS, the Borrowers and the Bank have agreed, subject to the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement as set forth herein;

      NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Bank hereby agree to amend the Credit Agreement as follows;

      1. Amendment to 2.1 of the Credit Agreement. Section 2.1 is hereby amended to exclude the reference to the Borrowing Base.

      2. Amendment to 2.2(b) of the Credit Agreement. Section 2.2(b) is hereby amended by replacing the principal amount of $5,000,000.00 with the principal amount of $7,500,000.00.

      3. Amendment to 9.1(a)(v) of the Credit Agreement. Section 9.1(a)(v) is hereby amended by replacing "month" with "fiscal quarter".

      4. Amendment to 9.3 (a) and (b) of the Credit Agreement. Sections 9.3 (a) and (b) are hereby deleted in their entirety and the following substituted in place thereof:

            "(a) permit the ratio of Total Liabilities to Tangible Net Worth to exceed 1.50 to 1.0 at the end of any fiscal quarter;

            "(b) permit Tangible Net Worth to be less than $11,000,000.00 at any time;

      5. This Amendment shall become effective upon the satisfaction of each of the following conditions:

      (a) This amendment shall have been executed and delivered by the respective parties hereto;

      (b) The Borrowers shall have executed and delivered to the Bank a Third Amended and Restated Note in the Form of Exhibit A hereto;

      (c) Each of the Borrowers shall have delivered to the Bank certified copies of corporate resolutions satisfactory to the Bank authorizing this Amendment and the Third Amended and Restated Note.

      (d) Each of the Borrowers shall have delivered to the Bank copies, certified by a duly authorized officer of each Borrower to be true and complete on the date hereof, of each
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            of (i) its charter or other incorporation documents as in
            effect on such date of certification, and (ii) its by-laws as in effect on such date; and

      (e) Each of the Borrowers shall have delivered to the Bank an incumbency certificate, dated as of the date hereof, signed by a duly authorized officer of the borrower, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of such Borrower each of the deocuments to which such Borrower is or is to become a party; and (ii) to give notices and to take other action on its behalf under the documents to which it is a party.

      6. Except as expressly amended hereby, the Credit Agreement, the other loan documents and all documents, instuments in all respects and shall continue in full force and effect. This construed together as a single document, and all references in the Credit Agreement shall hereafter refer to the Credit Agreement as amended by the Amendment.

      7. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

      8. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constituted one and the same instrument complete sets of counterparts shall be held by the Bank.

      IN WITNESS WHEREOF, the parties have executed this Amendment under seal
this          day of July, l998.

                                     UFP TECHNOLOGIES, INC.


                                     By: /s/ Ronald J. Lataille
                                         ----------------------------
                                     Name: Ronald J. Lataille
                                     Title: V.P. and Chief Financial Officer


                                     MOULDED FIBRE TECHNOLOGY, INC.


                                     By: /s/ Ronald J. Lataille
                                         ----------------------------
                                     Name: Ronald J. Lataille
                                     Title: V.P. and Chief Financial Officer


                                     BANKBOSTON, N.A.


                                     By: /s/ Randall Kutch
                                         ----------------------------
                                     Name: RANDALL KUTCH
                                     Title: DIRECTOR


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

                         THIRD AMENDED AND RESTATED NOTE

$7,500,000                                               July   , 1998

      FOR VALUE RECEIVED, each of the undersigned UFP TECHNOLOGIES, INC. ("UFP"), a Delaware corporation, and MOULDED FIBRE TECHNOLOGY, INC. ("MFT"), a Maine corporation (UFP and MFT are collectively referred to herein as the "Borrowers"), hereby promises to pay to the order of BANKBOSTON, N.A., a national bank (the "Bank") at the Bank's head office at 100 Federal Street, Boston, MA 02110:

            (a) prior to or on June 30, 1999 the principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) or, if less, the aggregate unpaid principal amount of Loans advanced by the Bank to the Borrowers pursuant to 2.1 of the Credit Agreement dated June 30, 1995, as amended as of May 31, 1996, as amended as of September 30, 1997 and as
      amended as of June   , 1998 (as amended and in effect from time to time,
      the "Credit Agreement"), among the Borrowers and the Bank;

            (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

            (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the maturity date hereof at the times and at the rate provided in the Credit Agreement.

      This Note constitutes the third amendment and restatement in its entirety of the note dated June 30, 1995 of the Borrowers to the bank.

      This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and my enforce the agreements of the Borrowers contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

      The Borrowers irrevocably authorized the Bank to make or cause to be made, at or about the time of the Drawdown date of any Loan or at the time of receipt of any payment of principal of this Note, and appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to any Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

      The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.
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      If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

      No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

      The Borrower and every endorser and guarantor of this note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment of any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

      THIS NOTE AND OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS SPECIFIED IN THE CREDIT AGREEMENT. THE BORROWERS HEREBY WAIVE ANY OBJECTIONS THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN ANY INCONVENIENT COURT.

      This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, each of the undersigned have caused this Note to be signed in its respective corporate name and its respective corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

                                     UFP TECHNOLOGIES, INC.


                                     By: /s/ Ronald J. Lataille
                                         ----------------------------
                                     Name: Ronald J. Lataille
                                     Title: V.P. and Chief Financial Officer


                                     MOULDED FIBRE TECHNOLOGY, INC.


                                     By: /s/ Ronald J. Lataille
                                         ----------------------------
                                     Name: Ronald J. Lataille
                                     Title: V.P. and Chief Financial Officer


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